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                                                                 EXHIBIT 10.21-B


                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT, dated as of April 30, 1999 ("Amendment"), to that certain Loan and Security Agreement, dated as of November 1, 1997, by and between Vistana Timeshare Mortgage Corp. (the "Borrower") and Dresdner Bank AG New York and Grand Cayman Branches (the "Lender") (as amended from time to time, the "Agreement").

                                  WITNESSETH:
                                  -----------

     WHEREAS, the parties have previously entered into the Agreement pursuant to which the Lender agreed to make a revolving loan (the "Loan") to Borrower, secured by certain level payment promissory notes and related mortgages on timeshare interests, in the initial maximum principal amount of $70,000,000.00;

     WHEREAS, the Lender and Borrower previously have amended certain terms of the Agreement with regard to the maximum principal amount that may be borrowed, which became $100,000,000.00, and extension of the maturity date, which became November 24, 1999;

     WHEREAS, the parties now wish to amend Exhibit F to the Agreement to include in that list of Resorts a new facility, The Lakeside Terrace Condominiums.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Amendment terms used in this Amendment shall have the meanings assigned to them in the Agreement.

     SECTION 2. Amendments to Agreement. Effective upon the execution and delivery of this Amendment, the Agreement shall be amended as follows:

          a.   Section 1.80 is hereby amended to read:

               "Manager": a Person with whom an Association enters into a Management Agreement. As of March 1, 1999, such Managers were Points of Colorado, Inc., with respect to Eagle Pointe, Falcon Pointe and Lakeside Terrace, Resort Advisory Group, Inc. with respect to Christie Lodge and Vistana MB Management, Inc. with respect to Embassy Vacation Resort at Myrtle Beach.

          b. Section 6.2 of the Agreement is hereby amended to add as paragraph (t):

               Renewal of Certificate of Occupancy. The Borrower hereby covenants and agrees to cause Points of Colorado, Inc. to (i) prior to June 30, 1999 and continuing thereafter, continually renew and deliver to Lender, evidence, satisfactory to Lender in all respects, that it has renewed, or further renewed, as applicable, the temporary certificate of occupancy
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               issued by the Town of Avon with respect to the Lakeside Terrace
               Condominiums without interruption between renewals until such time as a permanent certificate of occupancy is issued by the Town of Avon, or by such other local or zoning authority duly authorized to issue such permanent certificate of occupancy with respect thereto, and (ii) prior to November 1, 1999, obtain a permanent certificate of occupancy from the Town of Avon or such other local or zoning authority duly authorized to issue such permanent certificate of occupancy with respect to the Lakeside Terrace Condominium. Breach of the foregoing covenant will not constitute an Event of Default under this Agreement if prior to the lapse of any temporary certificate of occupancy or prior to November 1, 1999 if no permanent certificate of occupancy has been obtained, Borrower causes each of the Designated Instruments related to Lakeside Terrace Condominium to be completely replaced or repaid.

          c. Exhibit F of the Agreement is hereby amended to designate as an additional Resort under Section 1.113 of the Agreement, Lakeside Terrace Condominium, Eagle County, Colorado and to add the following page thereto, in the form attached hereto.

          d. Exhibit L of the Agreement is hereby amended to designate Lakeside Terrace as an additional Resort referenced in such Exhibit L, and to add the following page thereto, in the form attached.

     SECTION 3. Events of Default. The Borrower represents and warrants that no Event of Default or, in the good faith and reasonable business judgment of Borrower, Incipient Default has occurred or is continuing on the date hereof.

     SECTION 4. Conditions Precedent. The Borrower represents and warrants that all conditions precedent to the effectiveness of this Amendment, and all conditions precedent in Section 4.1(b) and 4.1(c) of the Agreement with respect to Lakeside Terrace are met. It shall be a condition precedent to the execution of this Amendment that the Borrower shall have delivered to the Lender an opinion of either Weil, Gotshal & Manges LLP, or, Dean, Mead, Egerton, Bloodworth, Capouano & Bozarth, P.A., to the effect that the Agreement, as amended by this second amendment, the first amendment and the Amended and Restated Note has been duly authorized, executed and delivered by the Borrower and are legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     SECTION 5. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     SECTION 6. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                       2
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     SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                       BORROWER:

                                       VISTANA TIMESHARE MORTGAGE CORP.
                                       a Delaware corporation

                                       By: /s/ Susan Werth
                                           -------------------------------------
                                       Name: Susan Werth
                                             -----------------------------------
                                       Title: Senior Vice President - Law
                                              ----------------------------------

                                       LENDER:

                                       DRESDNER BANK AG NEW YORK AND
                                       GRAND CAYMAN BRANCHES

                                       By: /s/ Harry C. Forsyth
                                           -------------------------------------
                                       Name: Harry C. Forsyth
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ Edward M. Weber
                                           -------------------------------------
                                       Name: Edward M. Weber
                                             -----------------------------------
                                       Title: Assistant Treasurer
                                              ----------------------------------

                                       3
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          Additional page for Exhibit F of the Loan and Security Agreement, dated November 1, 1997, by and between Vistana Timeshare Mortgage Corp. and Dresdner Bank AG New York and Grand Cayman Branches.

               Legal Description for Lakeside Terrace Condominiums

               All that real property situate in Eagle County, Colorado, described as follows:

               Units B201, B202, B203, B204, B205, B301, B302, B303, B304, B401,
          B402, B403, B404, B501, PHB502, C201, C202, C203, C204, C301, C302,
          C303, C304, C401, C402, C403, C404, PHC501, PHC502, FIRST SUPPLEMENT
          TO CONDOMINIUM MAP OF LAKESIDE TERRACE CONDOMINIUMS, according to the Map thereof filed March 10, 1999, at Reception No. 689208, and according to the Condominium Declaration recorded January 30, 1998, at Reception No. 645962, and First Amendment to Condominium Declaration recorded March 10, 1999, at Reception No. 689207.

                                       4
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          Additional page for Exhibit L of the Loan and Security Agreement, dated November 1, 1997, by and between Vistana Timeshare Mortgage Corp. and Dresdner Bank AG New York and Grand Cayman Branches.

                               [WGM to provide]

                                       5